UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 1, 2026

UDR, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-10524	54-0857512
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado		80129
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (720) 283-6120

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	UDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

Ellen M. Goitia was appointed to the Board of Directors (the “Board”) of UDR, Inc. (the “Company”), effective January 1, 2026. There are no arrangements or understandings between Ms. Goitia and any other persons regarding her appointment to the Board. Pursuant to the Company’s Amended and Restated Bylaws, the number of directors on the Board was increased from nine to ten by resolution adopted by the Board prior to Ms. Goitia’s appointment. In addition, the Board appointed Ms. Goitia to serve on the Nominating and Governance Committee of the Board and the Audit and Risk Management Committee of the Board.

Ms. Goitia is an independent director as defined under the listing standards of the New York Stock Exchange. There are no related person transactions, within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission between Ms. Goitia and the Company or any of its subsidiaries.

In connection with her appointment, Ms. Goitia will be eligible for compensation under the Company’s independent director compensation program. Under the program, each independent director (other than the Lead Independent Director) receives an annual retainer fee of $80,000 as well as an annual grant of $200,000 in value of shares of restricted stock, stock options, Class 1 LTIP Units or Class 1 Performance LTIP Units. Each independent director has the option to receive the cash portion of his or her compensation in cash, in restricted stock, in Class 1 LTIP Units, in Class 1 Performance LTIP Units or in a combination thereof. The Company will enter into an indemnification agreement with Ms. Goitia in the form of the Company’s standard form of indemnification agreement.

The Company’s press release announcing the appointment of Ms. Goitia is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Ex. No.	Description
99.1	Press Release.
104	Cover Page Interactive Data File – The cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UDR, Inc.

January 5, 2026	By:	/s/ David D. Bragg
David D. Bragg
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)